       As filed with the Securities and Exchange Commission on October 24, 1997
                                                     Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                             --------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                             ---------------------

                             COSTILLA ENERGY, INC.
               (Exact name of issuer as specified in its charter)

              DELAWARE                                75-2658940
   (State or other jurisdiction of                (I.R.S. Employer
    incorporation or organization)                Identification No.)

    400 WEST ILLINOIS, SUITE 1000                       79701
           MIDLAND, TEXAS                           (Zip Code)
(Address of principal executive offices)

                            1996 STOCK OPTION PLAN
                           OF COSTILLA ENERGY, INC.
                           (Full Title of the Plan)

                             ---------------------

                                BOBBY W. PAGE
              SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                            COSTILLA ENERGY, INC.
                        400 WEST ILLINOIS, SUITE 1000
                             MIDLAND, TEXAS 79701
                                (915) 683-3092
         (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                  COPIES TO:

                            RICHARD T. MCMILLAN
                      COTTON, BLEDSOE, TIGHE & DAWSON
                        500 WEST ILLINOIS, SUITE 300
                            MIDLAND, TEXAS 79701

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

                      CALCULATION OF REGISTRATION FEE
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                                      PROPOSED     PROPOSED
                                     MAXIMUM        MAXIMUM
                           AMOUNT    OFFERING      AGGREGATE      AMOUNT OF
 TITLE OF SECURITIES       TO BE     PRICE PER     OFFERING      REGISTRATION
 TO BE REGISTERED        REGISTERED   UNIT (1)     PRICE (1)         FEE
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 Common Stock, $.10
 par value......         400,000      $15.3125    $6,125,000       $1,856
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(1) Estimated solely for the purpose of computing the registration fee and computed in accordance with Rule 457(h) based upon the average of the high and low prices for securities of the same class as quoted on the Nasdaq National Market on October 20, 1997.

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                             INCORPORATION BY REFERENCE

    The contents of the Registration Statement on Form S-8 relating to the 1996 Stock Option Plan of Costilla Energy, Inc. filed on November 21, 1996, file number 333-16517, are incorporated herein by reference.

ITEM 8.  EXHIBITS.

  Exhibit No.                   Description of Exhibit
  -----------   ----------------------------------------------------------

     4.1** Certificate of Incorporation of the Company, filed as an exhibit to the Company's Registration
                Statements on Form S-1, Registration No. 33-08913 and Registration No. 333-08909.

     4.2** Bylaws of the Company, filed as an exhibit to the Company's Registration Statements on Form
                S-1, Registration No. 33-08913 and
                Registration No. 333-08909.

     4.3** Specimen Common Stock Certificate, filed as an exhibit to the Company's Registration
                Statement on Form S-1, Registration
                No. 33-08913.

     5.1*       Opinion of Cotton, Bledsoe, Tighe & Dawson, a
                Professional Corporation.

    10.1**      1996 Stock Option Plan of Costilla Energy,
                Inc., filed as an exhibit to the Company's
                Registration Statements on Form S-1,
                Registration No. 33-08913 and Registration
                No. 333-08909.

    10.2**      First and Second Amendments to 1996 Stock
                Option Plan, filed as an exhibit to the
                Company's 10-Q for the quarter ended June 30, 1997.

    23.1*       Consent of KPMG Peat Marwick LLP

    23.2*       Consent of Williamson Petroleum Consultants,
                Inc.

    23.3*       Consent of Elms, Faris & Co., P.C.

    23.4*       Consent of Cotton, Bledsoe, Tighe & Dawson, a
                Professional Corporation (such consent is included in the Opinion filed as Exhibit 5.1 to this Registration Statement.)

    24.1** Power of Attorney, filed as an exhibit to Form S-8 Registration Statement, Registration
                No. 333-16517.

    24.2**      Certified copy of resolution of Board of
                Directors of Costilla Energy, Inc.
                authorizing signature pursuant to Power of
                Attorney, filed as an exhibit to Form S-8
                Registration Statement, Registration
                No. 333-16517.
---------------------
 * Filed herewith.
** These exhibits are incorporated herein by reference to the exhibits to the filing indicated.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Midland, State of Texas, on October 24, 1997.

                                  COSTILLA ENERGY, INC.
                                  (Registrant)


                                  By:  /S/ BOBBY W. PAGE
                                      ----------------------------------
                                           Bobby W. Page,
                                           Senior Vice President, Treasurer and
                                           Chief Financial Officer




    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE                    TITLE                                 DATE
---------                    -----                                 ----

/S/ CADELL S. LIEDTKE*    Chairman of the Board              October 24, 1997
----------------------    and Director
Cadell S. Liedtke


/S/ MICHAEL J. GRELLA*    President, Chief Executive         October 24, 1997
----------------------    Officer and Director
Michael J. Grella


/S/ HENRY G. MUSSELMAN*   Executive Vice President, Chief    October 24, 1997
---------------------     Operating Officer and Director
Henry G. Musselman


/S/ BOBBY W. PAGE         Senior Vice President, Treasurer,  October 24, 1997
---------------------     and Chief Financial Officer
Bobby W. Page

/S/ W. D. KENNEDY*        Director                           October 24, 1997
----------------------
W. D. Kennedy


/S/JERRY J. LANGDON*      Director                           October 24, 1997
-----------------------
Jerry J. Langdon

                          Director
-----------------------
Samuel J. Atkins, III


*By: /S/ BOBBY W. PAGE
     ------------------
     Bobby W. Page,
     Attorney-in-Fact

                              INDEX TO EXHIBITS


   Exhibit No.              Description of Exhibit
   -----------   -------------------------------------------


      4.1** Certificate of Incorporation of the Company, filed as an exhibit to the Company's
                 Registration Statements on Form S-1,
                 Registration No. 33-08913 and Registration
                 No. 333-08909.

                 Bylaws of the Company, filed as an exhibit to
      4.2**      the Company's Registration Statements on Form
                 S-1, Registration No. 33-08913 and
                 Registration No. 333-08909.

      4.3** Specimen Common Stock Certificate, filed as an exhibit to the Company's Registration
                 Statement on Form S-1, Registration
                 No. 33-08913.

      5.1*       Opinion of Cotton, Bledsoe, Tighe & Dawson, a
                 Professional Corporation.

     10.1** 1996 Stock Option Plan of Costilla Energy, Inc., filed as an exhibit to the Company's Registration Statements on Form S-1, Registration No. 33-08913 and Registration No. 333-08909.
     10.2**
                 First and Second Amendments to 1996 Stock
                 Option Plan, filed as an exhibit to the
                 Company's 10-Q for the quarter ended June 30, 1997.

     23.1*       Consent of KPMG Peat Marwick LLP

     23.2*       Consent of Williamson Petroleum Consultants,
                 Inc.

     23.3*       Consent of Elms, Faris & Co., P.C.

     23.4*       Consent of Cotton, Bledsoe, Tighe & Dawson, a
                 Professional Corporation (such consent is included in the Opinion filed as Exhibit 5.1 to this Registration Statement.)

     24.1** Power of Attorney, filed as an exhibit to Form S-8 Registration Statement, Registration
                 No. 333-16517.

     24.2**      Certified copy of resolution of Board of
                 Directors of Costilla Energy, Inc.
                 authorizing signature pursuant to Power of
                 Attorney, filed as an exhibit to Form S-8
                 Registration Statement, Registration No. 333-16517.
----------------------
 * Filed herewith.
** These exhibits are incorporated herein by reference to the exhibits to the filing indicated.